EQUITABLE

Equitable Financial Life Insurance Company of America

RETIREMENT CORNERSTONE® SERIES CP®

Application for an Individual Annuity

Regular Mail:
Equitable
Retirement Service Solutions
P.O. Box 1577
Secaucus, NJ 07096-1577

Express Mail:
Equitable
Retirement Service Solutions
500 Plaza Drive
7th Floor
Secaucus, NJ 07094-3619

For Assistance, please call 800-338-3434
www.equitable.com

Equitable Advisors, LLC

PLEASE PRINT

1. Contract Series and Type

A. Contract Series

☑ **Series CP® ($10,000 minimum contribution)**

REQUIRED

B. Choose a Contract Type.

☐ Non-Qualified

☐ Traditional IRA

☐ Roth IRA

☐ SEP IRA

☐ Qualified Plan Defined Contribution (QPDC)

☐ Qualified Plan Defined Benefit (QPDB)

REQUIRED

C. Total Initial Contribution(s): $ ______________ (Estimated Value Required In Case of Transfer)

Specify Method(s) of Payment:

☐ Check or Wire (make check payable to: EQUITABLE)

☐ 1035 Exchange (NQ)

☐ CD or Mutual Fund Proceeds (NQ)

☐ Direct Transfer (IRA, Roth IRA or SEP IRA)

☐ Financial Professional/Client will request funds (Equitable's assistance in collecting funds not required) (IRA or Roth IRA)

☐ Rollover (IRA, Roth IRA or SEP IRA)

☐ IRA Regular Contribution for the year 20____ (IRA or Roth IRA)

☐ Employer Contribution to SEP IRA **(Employee contributions not permitted)**

Home Office: 3030 North Third Street, Suite 790, Phoenix, Arizona 85012

ICC20 App01 RC CP -Z

X04469_Compact
Equitable Advisors, LLC

Cat. No. 161972
Series CP®
Page 1 of 10

2. Account Registration

(Must be legal resident of U.S. or U.S. territories)

REQUIRED

Please check one

☐ Individual ☐ UGMA/UTMA (Child's SSN ____________________)

The Owner types below require additional form(s). See the New Business Form Booklet for more information.

☐ Trust ☐ Qualified Plan Trust (DC/DB) ☐ Other Non-Natural Owner

A. Owner

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________________ **Daytime Phone #** ____________________

Owner Name ____
(First) **(Middle Initial)** **(Last)**

Employer Name (for SEP IRA contracts only) ____

Owner Taxpayer Identification Number (Check one) ☐ **SSN** ☐ **EIN** ☐ **ITIN** ____________________

____
U.S. Primary Residential Address only — No P.O. Box City State Zip Code

If your Mailing Address is different from the Primary Residential Address above, please provide your Mailing Address in Section 9.

Email Address ____

Annuity Commencement Date: The Annuity Commencement Date will be the Contract Date Anniversary following the Annuitant's 95th birthday. If GMIB is elected, the Annuity Commencement Date will be the Contract Date Anniversary following the Owner's 95th birthday. You may commence Annuity payments earlier by submitting a written request to our Processing Office in accordance with the Contract.

B. PATRIOT Act Information:

Owner must complete this section. If the owner is not an individual, the annuitant must complete this section.

REQUIRED

U.S. Citizen ☐ Yes ☐ No If **yes**, check one: ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

If **no**, check either: ☐ U.S. Visa (Complete below) or ☐ Permanent Resident (Green Card) (Copy of document required)

____
Identification/Passport# Exp. Date U.S. Visa Type (if applicable)

____
Your Employer's Name Your Occupation

C. Joint Owner

(Must be legal resident of U.S. or U.S. territories) NQ only
If GMIB elected, both owners must be ages 50-70.

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________________ **Daytime Phone #** ____________________

Name ____
(First) **(Middle Initial)** **(Last)**

Taxpayer Identification Number (Check one) ☐ **SSN** ☐ **ITIN** ____________________

____
U.S. Primary Residential Address — No P.O. Box City State Zip Code

Email Address ____

Joint Owner Form of Identification (Check one) ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

____
Identification Number Exp. Date (MM/DD/YYYY)

ICC20 App01 RC CP -Z
X04469_Compact
Retirement Cornerstone® — Series CP®
Page 2 of 10

D. Annuitant

(Required if other than Owner) Annuitant must complete the PATRIOT Act Information section 2B on the previous page if the owner is NOT an individual.

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________ **Daytime Phone #** ____________

Name ______________________________

(First) **(Middle Initial) (Last)**

Taxpayer Identification Number (Check one.) ☐ **SSN** ☐ **ITIN** ____________

____

U.S. Primary Residential Address only — No P.O. Box City State Zip Code

E. Joint Annuitant

Only complete this section if this is a NQ 1035 Exchange of an existing contract with joint annuitants who are spouses.
If GMIB elected, both annuitants must be ages 50-70.

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________ **Daytime Phone #** ____________

____

Name (First) (Middle Initial) (Last) Taxpayer Identification Number (Check one) ☐ SSN ☐ ITIN

____

U.S. Primary Residential Address only — No P.O. Box City State Zip Code

3. Beneficiary(ies)

(Please use Special Instructions for Additional Beneficiaries)

REQUIRED

Please enter the beneficiaries full name below. Unless otherwise indicated, proceeds will be divided equally.

A. Primary

1. ____________ ____% ____________
Primary Beneficiary Name Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ____________ ____________
Date of Birth (MM/DD/YYYY)
____________ ____________
Address Phone #

2. ____________ ____% ____________
Primary Beneficiary Name Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ____________ ____________
Date of Birth (MM/DD/YYYY)
____________ ____________
Address Phone #

B. Contingent

1. ____________ ____% ____________
Contingent Beneficiary Name Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ____________ ____________
Date of Birth (MM/DD/YYYY)
____________ ____________
Address Phone #

2. ____________ ____% ____________
Contingent Beneficiary Name Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ____________ ____________
Date of Birth (MM/DD/YYYY)
____________ ____________
Address Phone #

[1] Enter the relationship to the annuitant when the Owner is not an Individual.

ICC20 App01 RC CP -Z
X04469_Compact
Retirement Cornerstone® — Series CP®
Page 3 of 10

4. Optional Guaranteed Benefit Rider Elections

REQUIRED

These optional riders are purchased for an additional charge. You should read the disclosure on page 8, the prospectus and applicable supplements for more complete information including the limitations, restrictions, charges and other information that apply to these features before making a selection.

The death benefit, if any, in connection with the Investment Account Value is equal to amounts in the Investment Account Investment Options.

- The benefit riders are optional and may only be chosen at the time of the application. There are additional charges for these riders, unless otherwise noted.
- If you opt out of the GMIB at issue by declining it below in section 4A or 4C, you will not be able to add it later.
- Benefits under these riders apply only to amounts allocated to the Protected Benefit Account Investment Options.
- You may allocate amounts to the Protected Benefit Account Investment Options immediately or at a future date, subject to the terms and limitations of the contract.
- If you do not allocate amounts to the Protected Benefit Account Investment Options, these rider(s) will have no value under your Contract until you allocate amounts at a future date.
- The age requirements for all benefits are based on the Owner's age(s) at the time the contract is issued, regardless of the Owner's age(s) when the application is signed.

REQUIRED

4A: Guaranteed Minimum Income Benefit (GMIB)

- **Eligible contracts will be automatically issued with the GMIB combined with the Return of Principal death benefit[1] unless you elect otherwise in section 4A, 4B or 4C.**
  - **For single owned contracts the owner must be ages 20-70. For joint owned contracts both owners must be ages 50-70.**
- **The Automatic Reset program will be automatically included with the GMIB unless you opt-out in Section 4D.**

To opt out of the GMIB, please check the box below.

☐ I decline the GMIB (Please go to section 4C to select GMDB only)

4B: Guaranteed Minimum Death Benefit (GMDB) with GMIB

To elect a GMDB **other than** the Return of Principal death benefit[1] with GMIB, please make an election below:

☐ **Yes,** I wish to elect **Greater of Annual Roll up or Highest Anniversary Value death benefit (Available only for single owner ages 20-65. For joint owners both owners must be ages 50-65.)**

☐ **Yes,** I wish to elect **Highest Anniversary Value death benefit (Available only for single owner ages 20-70. For joint owners both owners must be ages 50-70.)**

4C: GMDB Only (without GMIB)

☐ **Yes, I wish to elect RMD Wealth Guard GMDB[2] without GMIB (Available only for owners age 20 to 68[3])**

☐ **Yes,** I wish to elect **Highest Anniversary Value death benefit without GMIB (Available only for owners age 0 to 70)**

☐ **Yes,** I wish to elect **Return of Principal GMDB[1] without GMIB (Available only for owners ages 0-70)**

4D: Annual Reset Election

- **If your contract is issued with GMIB, it will automatically include the Automatic Reset program.**
- The Automatic Reset program resets the GMIB and if elected the "Greater of" GMDB each year that you are eligible.

If you accept the Automatic Reset program, resets will occur automatically unless such automatic resets are or have been terminated. The reset will result in a new waiting period to exercise the GMIB of up to the later of 10 years or the original exercise date, but not later than age 95.

To opt out of the Automatic Reset Program, please check the box below.

☐ I decline the Automatic Reset Program.

Or to elect a Customized Reset Program, check the box below.

☐ **Customized Reset Program** Reset my GMIB and if elected "Greater of" GMDB each year up to and including the contract anniversary date in the year ______ (YYYY) only. I understand that resets will only occur during this time period if I am eligible.

---

[1] There is no additional charge for the Return of Principal death benefit.
[2] Available for Traditional IRA, SEP IRA and QPDC only.
[3] The charge for this rider is based on the Owner's age at the time the contract is issued, regardless of the Owner's age when the application is signed. The charge is higher for Owner issue ages 65-68.

X04469_Compact
ICC20 App01 RC CP -Z
Retirement Cornerstone® — Series CP®
Page 4 of 10

5. Investment Selection R • You must allocate 100% of your initial contributions to either the Investment Options in Section 5A OR any Special DCA E in Section 5B. Q • All future allocations will be apportioned according to the percentages below unless instructed otherwise by you. U • Contributions Account Investment received Options after the and Special the Protected DCA program Benefit terminates Account Investment will be allocated Options to according the Investment to the    instructions below. R I • If you do not allocate amounts to the Protected Benefit Account Investment Options, the guaranteed benefits will have no E value under your contract until you allocate amounts at a future date. D PROTECTED BENEFIT ACCOUNT INVESTMENT ACCOUNT Investment Options Investment Options Total Allocation to Protected Benefit Account Total Allocation to Investment Investment Options % (percent must be a Account Investment Options % whole number) (percent must be a whole number) If your contract is issued with GMIB and you are younger Please see the Investment Account Investment Option than age 50, you may not allocate amounts to the Protected section on page 6 to select your allocations. Benefit Account until you attain age 50. Please see the Protected Benefit Account Investment Options section at the bottom of page 5 to select your allocations. Total Investment Account Investment Options percentage plus Protected Benefit Account Investment Options percentage must equal 100%. Choose either 5A or 5B below. R 5A: Immediate Allocation E Allocate 100% immediately to the Investment Account Investment Options and/or the Protected Benefit Q Account Investment Options. U I 5B: Special Dollar Cost Averaging Programs R Allocate 100% immediately to the Special Dollar Cost Averaging Program selected below. E Check box for one time period. D 3 months 6 months 12 months • You may designate either or both the Investment Account Investment Options and the Protected Benefit Account Investment Options as the destination Option for DCA. • If you select the Protected Benefit Account Investment Options, your funds will be considered invested in the Protected Benefit Account from the date of contribution. The destination cannot be changed to the Investment Account Investment Options at a later date. PROTECTED BENEFIT ACCOUNT Investment Options If you allocated 100% to the Investment Account Investment Options proceed to page 6 to enter your allocation instructions. If your contract is issued to the with Protected GMIB and Benefit you Account are younger until than you attain age 50, age you 50. may not allocate amounts Percentages must be whole numbers Allocation % Growth/Aggressive Growth Allocation % Moderate/Moderate Growth % EQ/AB Dynamic Aggressive Growth GB % 1290 VT Moderate Growth Allocation GB % EQ/AB Dynamic Growth GB % EQ/AB Dynamic Moderate Growth GB % EQ/Aggressive Growth Strategy GB % EQ/American Century Moderate Growth Allocation GB % EQ/Goldman Sachs Growth Allocation GB % EQ/AXA Investment Managers Moderate Allocation GB % EQ/Growth Strategy GB % EQ/Balanced Strategy GB % EQ/JPMorgan Growth Allocation GB % EQ/First Trust Moderate Growth Allocation GB % EQ/Legg Mason Growth Allocation GB % EQ/Goldman Sachs Moderate Growth Allocation GB Conservative/Conservative Growth % EQ/Invesco Moderate Allocation GB % EQ/Conservative Growth Strategy GB % EQ/Invesco Moderate Growth Allocation GB % EQ/Conservative Strategy GB % EQ/Legg Mason Moderate Allocation GB % EQ/Moderate Growth Strategy GB 100% Protected Benefit Account Investment Options* *    This amount represents 100% of the percentage shown above in the Protected Benefit Account Investment Options section. X04469_Compact Retirement Cornerstone® — Series CP® ICC20 App01 RC CP -Z    Page 5 of 10

INVESTMENT ACCOUNT Investment Options

Percentages must be whole numbers

Allocation %

Asset Allocation

_________% 1290 VT DoubleLine Dynamic Allocation
_________% 1290 VT Moderate Growth Allocation
_________% BlackRock Global Allocation V.I. Fund
_________% EQ/AB Dynamic Aggressive Growth
_________% EQ/AB Dynamic Growth
_________% EQ/AB Dynamic Moderate Growth
_________% EQ/Aggressive Growth Strategy
_________% EQ/All Asset Growth Allocation
_________% EQ/American Century Moderate Growth Allocation
_________% EQ/AXA Investment Managers Moderate Allocation
_________% EQ/Balanced Strategy
_________% EQ/Conservative Growth Strategy
_________% EQ/Conservative Strategy
_________% EQ/First Trust Moderate Growth Allocation
_________% EQ/Goldman Sachs Growth Allocation
_________% EQ/Goldman Sachs Moderate Growth Allocation
_________% EQ/Growth Strategy
_________% EQ/Invesco Moderate Allocation
_________% EQ/Invesco Moderate Growth Allocation
_________% EQ/JPMorgan Growth Allocation
_________% EQ/Legg Mason Growth Allocation
_________% EQ/Legg Mason Moderate Allocation
_________% EQ/Moderate Allocation
_________% EQ/Moderate Growth Strategy
_________% First Trust/Dow Jones Dividend & Income Allocation Portfolio
_________% First Trust Multi Income Allocation Portfolio
_________% Franklin Allocation VIP Fund
_________% Franklin Income VIP Fund
_________% Invesco V.I. Equity and Income Fund
_________% QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Large Cap Blend Stocks

_________% ClearBridge Variable Appreciation Portfolio
_________% ClearBridge Variable Dividend Strategy Portfolio
_________% EQ/ClearBridge Select Equity Managed Volatility
_________% EQ/Common Stock Index
_________% EQ/Equity 500 Index
_________% EQ/Fidelity Institutional AM® Large Cap
_________% EQ/Franklin Rising Dividends
_________% MFS® Investors Trust Series

Large Cap Growth Stocks

_________% BlackRock Large Cap Focus Growth V.I. Fund
_________% ClearBridge Variable Aggressive Growth Portfolio
_________% EQ/ClearBridge Large Cap Growth
_________% EQ/Large Cap Growth Index
_________% EQ/Loomis Sayles Growth
_________% EQ/T. Rowe Price Growth Stock
_________% MFS® Massachusetts Investors Growth Stock Portfolio
_________% Multimanager Aggressive Equity

Large Cap Value Stocks

_________% 1290 VT Equity Income
_________% EQ/BlackRock Basic Value Equity
_________% EQ/Invesco Comstock
_________% EQ/JPMorgan Value Opportunities
_________% EQ/Large Cap Value Index
_________% EQ/Large Cap Value Managed Volatility
_________% Invesco V.I. Diversified Dividend Fund

Mid Cap Stocks

_________% ClearBridge Variable Mid Cap Portfolio
_________% EQ/American Century Mid Cap Value
_________% EQ/Goldman Sachs Mid Cap Value
_________% EQ/Janus Enterprise Portfolio
_________% EQ/MFS Mid Cap Focused Growth Portfolio
_________% EQ/Mid Cap Index
_________% EQ/Mid Cap Value Managed Volatility
_________% Fidelity® VIP Mid Cap Portfolio
_________% Invesco V.I. Mid Cap Core Equity Fund

Allocation %

Small Cap Stocks

_________% 1290 VT GAMCO Small Company Value
_________% 1290 VT Microcap
_________% 1290 VT Small Cap Value
_________% EQ/AB Small Cap Growth
_________% EQ/Small Company Index
_________% Invesco V.I. Small Cap Equity Fund

International/Global Stocks

_________% 1290 VT Low Volatility Global Equity
_________% 1290 VT SmartBeta Equity
_________% American Funds Insurance Series® Global Small Capitalization Fund℠
_________% American Funds Insurance Series® New World Fund®
_________% EQ/Emerging Markets Equity PLUS
_________% EQ/International Core Managed Volatility
_________% EQ/International Equity Index
_________% EQ/Invesco Global Portfolio
_________% EQ/Invesco International Growth
_________% EQ/Lazard Emerging Markets Equity
_________% EQ/MFS International Growth
_________% EQ/MFS International Intrinsic Value
_________% Neuberger Berman International Equity Portfolio
_________% Templeton Developing Markets VIP Fund

Specialty

_________% 1290 VT GAMCO Mergers & Acquisitions
_________% 1290 VT Natural Resources
_________% 1290 VT Real Estate
_________% Eaton Vance VT Floating-Rate Income Fund
_________% EQ/Invesco Global Real Estate
_________% EQ/MFS Technology
_________% EQ/MFS Utilities Series
_________% EQ/T.Rowe Price Health Sciences
_________% EQ/Wellington Energy Portfolio
_________% Multimanager Technology
_________% Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio
_________% PIMCO VIT CommodityRealReturn® Strategy Portfolio
_________% ProFund VP Biotechnology
_________% Templeton Global Bond VIP Fund

High Yield Bonds

_________% 1290 VT High Yield Bond
_________% Invesco V.I. High Yield Fund
_________% Ivy VIP High Income

Bonds

_________% 1290 VT DoubleLine Opportunistic Bond
_________% American Funds Insurance Series® Bond Fund℠
_________% EQ/Core Bond Index
_________% EQ/Franklin Strategic Income
_________% EQ/Intermediate Government Bond
_________% EQ/PIMCO Global Real Return
_________% EQ/PIMCO Real Return
_________% EQ/PIMCO Total Return
_________% EQ/PIMCO Ultra Short Bond
_________% Fidelity® VIP Strategic Income Portfolio
_________% Lord Abbett Bond Debenture
_________% PIMCO VIT Income Portfolio
_________% Putnam VT Diversified Income Fund

Cash/Cash Equivalents

_________% Guaranteed Interest Option (GIO) (maximum 25%)
_________% EQ/Money Market

100% **Investment Account Investment Options***

TOTAL%

* This amount represents 100% of the percentage is shown above in the Investment Account Investment Option section.

X04469_Compact

ICC20 App01 RC CP -Z

Retirement Cornerstone® — Series CP®
Page 6 of 10

6. Broker Transfer Authority Disclosure

☐ **Yes.** I have granted authority to each of my Financial Professional(s), which are listed below, to act as my agent and provide to Equitable Investment Option transfer instructions in writing, by telephone or electronically, and I hereby authorize and direct Equitable to act on such instructions. I understand and acknowledge that Equitable (i) may rely in good faith on the stated identity of the person(s) placing such instructions, and (ii) will have no liability for any claim, loss, liability, or expense that may arise in connection with such instructions. Equitable will continue to act upon this authorization until such time as we receive written notification in our Processing Office that broker transfer authority has been terminated. Upon receipt of such notification, Equitable will terminate the Financial Professional's(s') ability to provide transfer instructions on your behalf. Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity.

7. Current Insurance

REQUIRED

BOTH questions in the Owner Response and the Financial Professional Response columns must be completed and match for the contract to be issued.

Replacement Questions	Owner Response	Financial Professional Response
1. Do you have any other existing life insurance or annuities? *(If yes, a State Requirements Questionnaire may be required)*	☐ Yes ☐ No	☐ Yes ☐ No
2. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Owner? *(If yes, complete the following below and submit a State Requirements Questionnaire, if required.)*	☐ Yes ☐ No	☐ Yes ☐ No

Please list the contract(s) below that will be used to fund this new Equitable contract

Company	Type of Plan	Year Issued	Certificate/Contract Number
Company	Type of Plan	Year Issued	Certificate/Contract Number
Company	Type of Plan	Year Issued	Certificate/Contract Number

8. Fraud Warning

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

9. Special Instructions

Attach a separate sheet if additional space is needed. For Owners whose Mailing Address differs from their Primary Residential Address in Section 2A, please complete the following:

Mailing Address — P.O. Box accepted   City   State   Zip Code

10. Electronic Delivery

☐ **I authorize Equitable to send all documents regarding my contract to me electronically. This means that my contract, contract endorsements, annuity statements, confirmation notices, privacy policy, prospectuses and all other notices regarding my contract will be sent to me electronically.**

My email address is[1]:____

This authorization will continue unless and until revoked and means that Equitable will send an email or notice to me when documents are available on Equitable's website. Please logon to equitable.com to update your email address, revoke your authorization for electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons.

To receive and view such documents electronically, I understand I must register (with a user name and password) for online account access with Equitable. Upon issuance of your contract you will receive an email providing a temporary password and instructions to register for online account access. Through this online account you can view, download or save statements and other documents to your home computer. If the email provided is not a valid address, you will receive paper versions of your statements and other contract related documents. When you agree to do transactions electronically on equitable.com, you agree to the disclosures, terms and requirements pertaining to electronic transactions set forth on the website.

[1]Non-natural owners (such as trusts): please provide the email address of the authorized signatory.

X04469_Compact
Retirement Cornerstone® — Series CP®
ICC20 App01 RC CP -Z
Page 7 of 10

11. Signature and Acknowledgements GENERAL DISCLOSURE. BY SIGNING BELOW, I/WE UNDERSTAND AND ACKNOWLEDGE THAT: • Account value(s) attributable to allocations to the investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. • In the case of IRAs and qualified plans that provide tax deferral under the Internal Revenue Code, by signing this application I acknowledge that I am buying the Contract for its features and benefits other than tax deferral, as the tax deferral feature of the Contract does not provide additional benefits. • Under penalty of perjury, I certify that all the Taxpayer Identification Numbers, citizenship and owner status information in Section 2 are correct. • All information and statements furnished in this application are true and complete to the best of my knowledge and belief. • Equitable may accept amendments to this application provided by me or under my authority. • No Financial Professional has the authority to make or modify any Contract on behalf of Equitable, or to waive or alter any of Equitable’s rights and regulations. Equitable must agree to any change made to the Contract and benefits applied for, or to the age at issue, in writing signed by an officer of the company. • Charges under the Contract generally apply for the duration of the Contract. • The prospectus and applicable supplements contain more complete information including the limitations, restrictions and conditions that applies to the Contract and any optional benefit riders. OPTIONAL GUARANTEED BENEFIT DISCLOSURE. I/WE UNDERSTAND AND ACKNOWLEDGE THAT: • There are additional charges for the elected optional benefit riders, unless otherwise noted in this application. • To receive the benefits under the rider(s), I/we must allocate amounts to the Protected Benefit Account Investment Options either immediately or at a future date, subject to the terms and limitations of the Contract. I understand that allocating amounts to the Protected Benefit Account either immediately or, subject to the terms and conditions of the Contract, on a future Contract Date Anniversary maximizes the benefit of the roll up feature. If Equitable discontinues transfers and contributions to the Protected Benefit Account Investment Options, I/we will thereafter not be able to create or add to the benefit base. • Contributions and transfers to the GMIB and “Greater of” GMDB (if elected) are only permitted starting at age 50. If I am between the ages of 43 and 49 on my Contract Date, the applicable Initial Lock-in Deferral Rollup Rate and Initial Lock-in Annual Rollup Rate will only apply after I attain age 50, and then only for the amount of time remaining of my first seven Contract Years. If I am age 42 or younger on my Contract Date, the Initial Lock-in Deferral Rollup Rate and Initial Lock-in Annual Rollup Rate will never apply to my Contract and my benefit(s) will rollup based on the applicable Ten Year Treasuries Formula Rate according to the terms of the Contract. • The rollup rate used for the rollup benefit bases under GMIB and GMDB (if elected) does not represent a guarantee of my Account Value or Cash Value. The rollup rates that apply to my contract are specified in the Rate Sheet Supplement to the Prospectus. • The benefit base does not represent an Account Value or Cash Value. The benefit base cannot be split in connection with a divorce. • Unless otherwise declined, contracts with the GMIB will automatically issue with the Automatic Reset program. The Automatic Reset program resets my GMIB and if elected “Greater of” GMDB Rollup Benefit Base each year that I am eligible. Resets will occur automatically unless such automatic resets are or have been terminated. The annual reset will result in a new wait period to exercise the GMIB, of up to the later of 10 years or the original exercise date (but not later than age 95) which may be started beginning on each Contract Date Anniversary that the GMIB and if elected “Greater of” GMDB Rollup Benefit Base is reset. If my Annuity Account Value does not exceed my GMIB benefit base on any Contract Anniversary, no reset will occur. To cancel my reset I must submit a signed and completed reset cancellation request. Any such request must be received at Equitable’s processing office at least 1 business day prior to the Contract Date Anniversary to which the cancellation applies. Requests received after this window will apply the following year. I am not able to cancel a reset once it has occurred. For jointly owned Contracts, eligibility to reset the benefit base is based on the age of the older owner. • Equitable reserves the right to change the charges for the GMIB, the “Greater of” GMDB, and the RMD Wealth Guard GMDB Riders, up to the maximum charges stated in the Contract and prospectus at any time. I will have the option to exercise the GMIB or terminate the GMIB, “Greater of” GMDB or the “RMD Wealth Guard” GMDB Riders if a fee increase is imposed by submitting a written request to Equitable’s Processing Office. • Withdrawals under the Contract may reduce my optional benefit. X04469_Compact Retirement Cornerstone® — Series CP® ICC20 App01 RC CP -Z    Page 8 of 10

11. Signature and Acknowledgements (continued)

- An optional benefit, with the exception of the RMD Wealth Guard GMDB Rider after the first contract anniversary, may be of limited use if required minimum distributions apply, now or in the future, to my Contract because withdrawals that are made from this Contract to meet the required amount may significantly reduce the benefit. However, if I elect the GMIB or "Greater of" GMDB and also elect the Automatic RMD Withdrawal Service, withdrawals of my required minimum distributions made through the automatic RMD Withdrawal Service will not reduce my GMIB or for the "Greater of" GMDB the GMDB Rollup benefit base during the GMDB Rollup Period.

Prospectus Information: **I acknowledge that I have received the most current prospectus and supplements, for Retirement Cornerstone® Series CP®. After reviewing my financial information and goals with my Financial Professional, I believe that this Certificate/Contract will meet my financial goals.**

REQUIRED

Consent for Delivery of Initial Prospectus on CD-ROM:

☐ **Yes.** By checking this box and signing the enrollment form/application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in Equitable's Electronic Delivery Service.

Contract State :

We will issue and deliver a contract to you based upon your state of primary residence. If you sign the enrollment form/application in a state other than your primary residence state:

I certify that either: ☐ I have a second residence where the enrollment form/application was signed (the state of sale) **or** ☐ I work or maintain a business in the state where the enrollment form/application was signed (the state of sale). **(Check one)**

When you sign this application, you are agreeing to the elections that you have made in this application and acknowledge that you have read and understand the information.

X ______________________________ ________ ______ ____________
Owner Signature | City, | State | Date (MM/DD/YYYY)

X ______________________________ ________ ______ ____________
Joint Owner Signature | City, | State | Date (MM/DD/YYYY)

X ______________________________ ________ ______ ____________
Annuitant Signature (if other than Owner) | City, | State | Date (MM/DD/YYYY)

X ______________________________ ________ ______ ____________
Joint Annuitant Signature (if other than Owner) | City, | State | Date (MM/DD/YYYY)

X04469_Compact

Retirement Cornerstone® — Series CP®
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ICC20 App01 RC CP -Z

12. Financial Professional Information

REQUIRED

A. Did you (i) verify the identity by reviewing the driver's license/passport of the Owner, or in the case of an entity owner, obtain documentary evidence of entity's existence (e.g. articles of incorporation, trust agreement, etc.), and (ii) inquire about the source of the customer's assets and income? ☐ Yes ☐ No

B. Is the Proposed Owner/Annuitant, or is their family member or close associate, a government, political official or foreign military official? ☐ Yes ☐ No

If "Yes", please provide explanation of position and relationship ______________________

C. Is the Proposed Owner/Annuitant currently an Active Duty* Member of the Armed Forces? ☐ Yes ☐ No

(If Yes, you must also submit a completed and signed LIFE INSURANCE/ANNUITY DISCLOSURE TO ACTIVE DUTY MEMBERS OF THE ARMED FORCES).

*Active Duty means full-time duty in active military service of the United States and includes members of the reserve component (National Guard and Reserve) while serving under published orders for active duty or full-time training. It does not include members of the reserve component who are performing active duty or active duty for training under military calls or orders specifying periods of less than 31 calendar days.

X ______________________ ______________________ ELAS ______________________

Primary Financial Professional Signature | Social Security Number | Agent Code

______________________ ________% ______________________

Print Name | | Phone Number

______________________ ______________________ ______________________

Client Account Number | Email Address | Agent Location

X ______________________ ______________________ ______________________

Financial Professional Signature | Social Security Number | Agent Code

______________________ ________% ______________________

Print Name | | Phone Number

Financial Professional Use Only. Contact your home office for program information.

Once selected, program cannot be changed.

☐ **Option I** ☐ **Option II** ☐ **Option III** ☐ **Option IV** ☐ **Option V**

ICC20 App01 RC CP -Z

X04469_Compact

Cat No. 161972
Retirement Cornerstone® — Series CP®
Page 10 of 10